Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	1Q'19 vs. 1Q'18
EARNINGS
Net interest income	$4,226	$4,333	$4,206	$3,737	$3,842	$384	10.0%
Retailer share arrangements	(954)	(855)	(871)	(653)	(720)	(234)	32.5%
Net interest income, after retailer share arrangements	3,272	3,478	3,335	3,084	3,122	150	4.8%
Provision for loan losses	859	1,452	1,451	1,280	1,362	(503)	(36.9)%
Net interest income, after retailer share arrangements and provision for loan losses	2,413	2,026	1,884	1,804	1,760	653	37.1%
Other income	92	64	63	63	75	17	22.7%
Other expense	1,043	1,078	1,054	975	988	55	5.6%
Earnings before provision for income taxes	1,462	1,012	893	892	847	615	72.6%
Provision for income taxes	355	229	222	196	207	148	71.5%
Net earnings	$1,107	$783	$671	$696	$640	$467	73.0%
Net earnings attributable to common stockholders	$1,107	$783	$671	$696	$640	$467	73.0%

COMMON SHARE STATISTICS
Basic EPS	$1.57	$1.09	$0.91	$0.93	$0.84	$0.73	86.9%
Diluted EPS	$1.56	$1.09	$0.91	$0.92	$0.83	$0.73	88.0%
Dividend declared per share	$0.21	$0.21	$0.21	$0.15	$0.15	$0.06	40.0%
Common stock price	$31.90	$23.46	$31.08	$33.38	$33.53	$(1.63)	(4.9)%
Book value per share	$21.35	$20.42	$19.47	$19.37	$18.88	$2.47	13.1%
Tangible common equity per share(1)	$17.96	$17.41	$16.51	$16.84	$16.55	$1.41	8.5%

Beginning common shares outstanding	718.8	718.7	746.6	760.3	770.5	(51.7)	(6.7)%
Issuance of common shares	—	—	—	—	—	—	—%
Stock-based compensation	0.9	0.1	2.4	0.3	0.2	0.7	NM
Shares repurchased	(30.9)	—	(30.3)	(14.0)	(10.4)	(20.5)	197.1%
Ending common shares outstanding	688.8	718.8	718.7	746.6	760.3	(71.5)	(9.4)%

Weighted average common shares outstanding	706.3	718.7	734.9	752.2	763.7	(57.4)	(7.5)%
Weighted average common shares outstanding (fully diluted)	708.9	720.9	738.8	758.3	770.3	(61.4)	(8.0)%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions, except account data)
	Quarter Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	1Q'19 vs. 1Q'18
PERFORMANCE METRICS
Return on assets(1)	4.3%	2.9%	2.7%	2.9%	2.7%		1.6%
Return on equity(2)	30.4%	21.5%	18.5%	19.4%	18.2%		12.2%
Return on tangible common equity(3)	35.8%	25.2%	21.5%	22.1%	20.7%		15.1%
Net interest margin(4)	16.08%	16.06%	16.41%	15.33%	16.05%		0.03%
Efficiency ratio(5)	31.0%	30.4%	31.0%	31.0%	30.9%		0.1%
Other expense as a % of average loan receivables, including held for sale	4.71%	4.79%	4.82%	5.02%	5.07%		(0.36)%
Effective income tax rate	24.3%	22.6%	24.9%	22.0%	24.4%		(0.1)%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	6.06%	5.54%	4.97%	5.97%	6.14%		(0.08)%
30+ days past due as a % of period-end loan receivables(6)	4.92%	4.76%	4.59%	4.17%	4.52%		0.40%
90+ days past due as a % of period-end loan receivables(6)	2.51%	2.29%	2.09%	1.98%	2.28%		0.23%
Net charge-offs	$1,344	$1,248	$1,087	$1,159	$1,198	$146	12.2%
Loan receivables delinquent over 30 days(6)	$3,957	$4,430	$4,021	$3,293	$3,521	$436	12.4%
Loan receivables delinquent over 90 days(6)	$2,019	$2,135	$1,833	$1,561	$1,776	$243	13.7%

Allowance for loan losses (period-end)	$5,942	$6,427	$6,223	$5,859	$5,738	$204	3.6%
Allowance coverage ratio(7)	7.39%	6.90%	7.11%	7.43%	7.37%		0.02%

BUSINESS METRICS
Purchase volume(8)(9)	$32,513	$40,320	$36,443	$34,268	$29,626	$2,887	9.7%
Period-end loan receivables	$80,405	$93,139	$87,521	$78,879	$77,853	$2,552	3.3%
Credit cards	$77,251	$89,994	$84,319	$75,753	$74,952	$2,299	3.1%
Consumer installment loans	$1,860	$1,845	$1,789	$1,708	$1,590	$270	17.0%
Commercial credit products	$1,256	$1,260	$1,353	$1,356	$1,275	$(19)	(1.5)%
Other	$38	$40	$60	$62	$36	$2	5.6%
Average loan receivables, including held for sale	$89,903	$89,340	$86,783	$77,853	$79,090	$10,813	13.7%
Period-end active accounts (in thousands)(9)(10)	74,812	80,339	75,457	69,767	68,891	5,921	8.6%
Average active accounts (in thousands)(9)(10)	77,132	77,382	75,482	69,344	71,323	5,809	8.1%

LIQUIDITY
Liquid assets
Cash and equivalents	$12,963	$9,396	$12,068	$15,675	$13,044	$(81)	(0.6)%
Total liquid assets	$17,360	$14,822	$18,214	$21,491	$18,557	$(1,197)	(6.5)%
Undrawn credit facilities
Undrawn credit facilities	$6,050	$4,375	$5,125	$6,500	$6,000	$50	0.8%
Total liquid assets and undrawn credit facilities	$23,410	$19,197	$23,339	$27,991	$24,557	$(1,147)	(4.7)%
Liquid assets % of total assets	16.47%	13.88%	17.42%	21.68%	19.42%		(2.95)%
Liquid assets including undrawn credit facilities % of total assets	22.21%	17.98%	22.32%	28.24%	25.70%		(3.49)%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(4) Net interest margin represents net interest income divided by average interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, after retailer share arrangements, plus other income.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for loan losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Includes activity and accounts associated with loan receivables held for sale.
(10) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	1Q'19 vs. 1Q'18
Interest income:
Interest and fees on loans	$4,687	$4,774	$4,617	$4,081	$4,172	$515	12.3%
Interest on investment securities	99	102	77	93	72	27	37.5%
Total interest income	4,786	4,876	4,694	4,174	4,244	542	12.8%

Interest expense:
Interest on deposits	375	350	314	273	249	126	50.6%
Interest on borrowings of consolidated securitization entities	100	104	86	80	74	26	35.1%
Interest on third-party debt	85	89	88	84	79	6	7.6%
Total interest expense	560	543	488	437	402	158	39.3%

Net interest income	4,226	4,333	4,206	3,737	3,842	384	10.0%

Retailer share arrangements	(954)	(855)	(871)	(653)	(720)	(234)	32.5%
Net interest income, after retailer share arrangements	3,272	3,478	3,335	3,084	3,122	150	4.8%

Provision for loan losses	859	1,452	1,451	1,280	1,362	(503)	(36.9)%
Net interest income, after retailer share arrangements and provision for loan losses	2,413	2,026	1,884	1,804	1,760	653	37.1%

Other income:
Interchange revenue	165	193	182	177	158	7	4.4%
Debt cancellation fees	68	70	65	66	66	2	3.0%
Loyalty programs	(167)	(208)	(196)	(192)	(155)	(12)	7.7%
Other	26	9	12	12	6	20	NM
Total other income	92	64	63	63	75	17	22.7%

Other expense:
Employee costs	353	353	365	351	358	(5)	(1.4)%
Professional fees	232	231	232	177	166	66	39.8%
Marketing and business development	123	166	131	110	121	2	1.7%
Information processing	113	118	105	99	104	9	8.7%
Other	222	210	221	238	239	(17)	(7.1)%
Total other expense	1,043	1,078	1,054	975	988	55	5.6%

Earnings before provision for income taxes	1,462	1,012	893	892	847	615	72.6%
Provision for income taxes	355	229	222	196	207	148	71.5%
Net earnings attributable to common shareholders	$1,107	$783	$671	$696	$640	$467	73.0%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Mar 31, 2019 vs. Mar 31, 2018
Assets
Cash and equivalents	$12,963	$9,396	$12,068	$15,675	$13,044	$(81)	(0.6)%
Debt securities	5,506	6,062	7,281	6,779	6,259	(753)	(12.0)%
Loan receivables:
Unsecuritized loans held for investment	54,907	64,969	59,868	50,884	52,469	2,438	4.6%
Restricted loans of consolidated securitization entities	25,498	28,170	27,653	27,995	25,384	114	0.4%
Total loan receivables	80,405	93,139	87,521	78,879	77,853	2,552	3.3%
Less: Allowance for loan losses	(5,942)	(6,427)	(6,223)	(5,859)	(5,738)	(204)	3.6%
Loan receivables, net	74,463	86,712	81,298	73,020	72,115	2,348	3.3%
Loan receivables held for sale	8,052	—	—	—	—	8,052	NM
Goodwill	1,076	1,024	1,024	1,024	991	85	8.6%
Intangible assets, net	1,259	1,137	1,105	863	780	479	61.4%
Other assets	2,065	2,461	1,769	1,761	2,370	(305)	(12.9)%
Total assets	$105,384	$106,792	$104,545	$99,122	$95,559	$9,825	10.3%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$63,787	$63,738	$62,030	$58,734	$56,285	$7,502	13.3%
Non-interest-bearing deposit accounts	273	281	287	277	285	(12)	(4.2)%
Total deposits	64,060	64,019	62,317	59,011	56,570	7,490	13.2%
Borrowings:
Borrowings of consolidated securitization entities	12,091	14,439	14,187	12,170	12,214	(123)	(1.0)%
Senior unsecured notes	9,800	9,557	9,554	9,551	8,801	999	11.4%
Total borrowings	21,891	23,996	23,741	21,721	21,015	876	4.2%
Accrued expenses and other liabilities	4,724	4,099	4,491	3,932	3,618	1,106	30.6%
Total liabilities	90,675	92,114	90,549	84,664	81,203	9,472	11.7%
Equity:
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,489	9,482	9,470	9,486	9,470	19	0.2%
Retained earnings	9,939	8,986	8,355	7,906	7,334	2,605	35.5%
Accumulated other comprehensive income:	(56)	(62)	(99)	(93)	(86)	30	(34.9)%
Treasury Stock	(4,664)	(3,729)	(3,731)	(2,842)	(2,363)	(2,301)	97.4%
Total equity	14,709	14,678	13,996	14,458	14,356	353	2.5%
Total liabilities and equity	$105,384	$106,792	$104,545	$99,122	$95,559	$9,825	10.3%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Mar 31, 2019			Dec 31, 2018			Sep 30, 2018			Jun 30, 2018			Mar 31, 2018
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$11,033	$65	2.39%	$10,856	$62	2.27%	$7,901	$39	1.96%	$13,097	$59	1.81%	$12,434	$47	1.53%
Securities available for sale	5,640	34	2.44%	6,837	40	2.32%	7,022	38	2.15%	6,803	34	2.00%	5,584	25	1.82%

Loan receivables:
Credit cards, including held for sale	86,768	4,611	21.55%	86,131	4,695	21.63%	83,609	4,538	21.53%	74,809	4,010	21.50%	76,181	4,099	21.82%
Consumer installment loans	1,844	42	9.24%	1,815	42	9.18%	1,753	41	9.28%	1,648	37	9.01%	1,572	36	9.29%
Commercial credit products	1,252	34	11.01%	1,344	37	10.92%	1,355	37	10.83%	1,346	34	10.13%	1,286	36	11.35%
Other	39	—	—%	50	—	—%	66	1	NM	50	—	—%	51	1	NM
Total loan receivables, including held for sale	89,903	4,687	21.14%	89,340	4,774	21.20%	86,783	4,617	21.11%	77,853	4,081	21.03%	79,090	4,172	21.39%
Total interest-earning assets	106,576	4,786	18.21%	107,033	4,876	18.07%	101,706	4,694	18.31%	97,753	4,174	17.13%	97,108	4,244	17.72%

Non-interest-earning assets:
Cash and due from banks	1,335			1,320			1,217			1,161			1,197
Allowance for loan losses	(6,341)			(6,259)			(5,956)			(5,768)			(5,608)
Other assets	3,729			3,688			3,482			3,068			3,010
Total non-interest-earning assets	(1,277)			(1,251)			(1,257)			(1,539)			(1,401)

Total assets	$105,299			$105,782			$100,449			$96,214			$95,707

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$63,776	$375	2.38%	$62,999	$350	2.20%	$60,123	$314	2.07%	$57,303	$273	1.91%	$56,356	$249	1.79%
Borrowings of consolidated securitization entities	13,407	100	3.02%	14,223	104	2.90%	12,306	86	2.77%	11,821	80	2.71%	12,410	74	2.42%
Senior unsecured notes	8,892	85	3.88%	9,554	89	3.70%	9,552	88	3.66%	9,114	84	3.70%	8,795	79	3.64%

Total interest-bearing liabilities	86,075	560	2.64%	86,776	543	2.48%	81,981	488	2.36%	78,238	437	2.24%	77,561	402	2.10%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	286			284			275			270			300
Other liabilities	4,148			4,283			3,772			3,299			3,570
Total non-interest-bearing liabilities	4,434			4,567			4,047			3,569			3,870

Total liabilities	90,509			91,343			86,028			81,807			81,431

Equity
Total equity	14,790			14,439			14,421			14,407			14,276

Total liabilities and equity	$105,299			$105,782			$100,449			$96,214			$95,707
Net interest income		$4,226			$4,333			$4,206			$3,737			$3,842

Interest rate spread(1)			15.57%			15.59%			15.95%			14.89%			15.62%
Net interest margin(2)			16.08%			16.06%			16.41%			15.33%			16.05%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Mar 31, 2019 vs. Mar 31, 2018
BALANCE SHEET STATISTICS
Total common equity	$14,709	$14,678	$13,996	$14,458	$14,356	$353	2.5%
Total common equity as a % of total assets	13.96%	13.74%	13.39%	14.59%	15.02%		(1.06)%

Tangible assets	$103,049	$104,631	$102,416	$97,235	$93,788	$9,261	9.9%
Tangible common equity(1)	$12,374	$12,517	$11,867	$12,571	$12,585	$(211)	(1.7)%
Tangible common equity as a % of tangible assets(1)	12.01%	11.96%	11.59%	12.93%	13.42%		(1.41)%
Tangible common equity per share(1)	$17.96	$17.41	$16.51	$16.84	$16.55	$1.41	8.5%

REGULATORY CAPITAL RATIOS(2)
	Basel III Fully Phased-in
Total risk-based capital ratio(3)	15.8%	15.3%	15.5%	18.0%	18.1%
Tier 1 risk-based capital ratio(4)	14.5%	14.0%	14.2%	16.6%	16.8%
Tier 1 leverage ratio(5)	12.3%	12.3%	12.3%	13.6%	13.7%
Common equity Tier 1 capital ratio	14.5%	14.0%	14.2%	16.6%	16.8%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(2) Regulatory capital metrics at March 31, 2019 are preliminary and therefore subject to change.
(3) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(4) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(5) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments. Tier 1 leverage ratios are based upon the use of daily averages for all periods presented.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	1Q'19 vs. 1Q'18
RETAIL CARD(1)
Purchase volume(2)(3)	$24,660	$31,755	$27,863	$25,926	$22,141	$2,519	11.4%
Period-end loan receivables	$51,572	$63,827	$59,139	$51,473	$51,117	$455	0.9%
Average loan receivables, including held for sale	$60,964	$60,604	$58,964	$51,011	$52,251	$8,713	16.7%
Average active accounts (in thousands)(3)(4)	58,632	58,962	57,459	51,680	53,463	5,169	9.7%

Interest and fees on loans	$3,454	$3,502	$3,383	$2,915	$3,015	$439	14.6%
Other income	$76	$59	$57	$54	$69	$7	10.1%
Retailer share arrangements	$(940)	$(825)	$(844)	$(637)	$(708)	$(232)	32.8%

PAYMENT SOLUTIONS(1)
Purchase volume(2)	$5,249	$6,035	$6,007	$5,702	$5,064	$185	3.7%
Period-end loan receivables	$19,379	$19,815	$19,064	$18,320	$17,927	$1,452	8.1%
Average loan receivables, including held for sale	$19,497	$19,333	$18,659	$17,978	$18,051	$1,446	8.0%
Average active accounts (in thousands)(4)	12,406	12,350	12,062	11,845	12,009	397	3.3%

Interest and fees on loans	$686	$708	$683	$644	$643	$43	6.7%
Other income	$1	$(2)	$(2)	$(2)	$(2)	$3	(150.0)%
Retailer share arrangements	$(12)	$(25)	$(24)	$(14)	$(10)	$(2)	20.0%

CARECREDIT
Purchase volume(2)	$2,604	$2,530	$2,573	$2,640	$2,421	$183	7.6%
Period-end loan receivables	$9,454	$9,497	$9,318	$9,086	$8,809	$645	7.3%
Average loan receivables	$9,442	$9,403	$9,160	$8,864	$8,788	$654	7.4%
Average active accounts (in thousands)(4)	6,094	6,070	5,961	5,819	5,851	243	4.2%

Interest and fees on loans	$547	$564	$551	$522	$514	$33	6.4%
Other income	$15	$7	$8	$11	$8	$7	87.5%
Retailer share arrangements	$(2)	$(5)	$(3)	$(2)	$(2)	$—	—%

TOTAL SYF
Purchase volume(2)(3)	$32,513	$40,320	$36,443	$34,268	$29,626	$2,887	9.7%
Period-end loan receivables	$80,405	$93,139	$87,521	$78,879	$77,853	$2,552	3.3%
Average loan receivables, including held for sale	$89,903	$89,340	$86,783	$77,853	$79,090	$10,813	13.7%
Average active accounts (in thousands)(3)(4)	77,132	77,382	75,482	69,344	71,323	5,809	8.1%

Interest and fees on loans	$4,687	$4,774	$4,617	$4,081	$4,172	$515	12.3%
Other income	$92	$64	$63	$63	$75	$17	22.7%
Retailer share arrangements	$(954)	$(855)	$(871)	$(653)	$(720)	$(234)	32.5%

(1) Beginning in 1Q 2019, our Oil and Gas retail credit programs are now included in our Payment Solutions sales platform. Prior period financial and operating metrics for Retail Card and Payment Solutions have been recast to reflect the current period presentation.

(2) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(3) Includes activity and balances associated with loan receivables held for sale.
(4) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
COMMON EQUITY MEASURES
GAAP Total common equity	$14,709	$14,678	$13,996	$14,458	$14,356
Less: Goodwill	(1,076)	(1,024)	(1,024)	(1,024)	(991)
Less: Intangible assets, net	(1,259)	(1,137)	(1,105)	(863)	(780)
Tangible common equity	$12,374	$12,517	$11,867	$12,571	$12,585

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	287	284	311	287	278
Basel III - Common equity Tier 1 (fully phased-in)	$12,661	$12,801	$12,178	$12,858	$12,863

RISK-BASED CAPITAL
Common equity Tier 1	$12,661	$12,801	$12,178	$12,858	$12,863
Add: Allowance for loan losses includible in risk-based capital	1,152	1,211	1,137	1,027	1,015
Risk-based capital	$13,813	$14,012	$13,315	$13,885	$13,878

ASSET MEASURES
Total average assets	$105,299	$105,782	$100,449	$96,214	$95,707
Adjustments for:
Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(2,039)	(1,845)	(1,836)	(1,670)	(1,560)
Total assets for leverage purposes	$103,260	$103,937	$98,613	$94,544	$94,147

Risk-weighted assets - Basel III (fully phased-in)	$87,331	$91,742	$85,941	$77,322	$76,509

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$21.35	$20.42	$19.47	$19.37	$18.88
Less: Goodwill	(1.56)	(1.42)	(1.42)	(1.37)	(1.30)
Less: Intangible assets, net	(1.83)	(1.59)	(1.54)	(1.16)	(1.03)
Tangible common equity per share	$17.96	$17.41	$16.51	$16.84	$16.55

(1) Regulatory measures at March 31, 2019 are presented on an estimated basis.